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                                                                   EXHIBIT 99(b)


            SECTION 906 CERTIFICATION BY THE CHIEF FINANCIAL OFFICER


         I,   M. Michael Owens, Chief Financial Officer of United States Lime &
         Minerals, Inc. (the "Company"), hereby certify that to my knowledge:


         (3) The Company's periodic report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


         (1) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   March 27, 2003                             /s/ M. Michael Owens
                                                    --------------------
                                                    M. Michael Owens